Exhibit 10.12

ADDENDUM 1

This Addendum 1 (Addendum) is made as of     4/9/2021

Between:

Airbnb Ireland Unlimited Company, a company incorporated in Ireland with its registered office at 25/28 North Wall Quay, Dublin 1, Ireland

(1)	(Ireland company registration number 511825) (Airbnb);

and each of the TDCX entities identified below:

(2)

TDCX (MY) Sdn. Bhd. (formerly Teledirect Telecommerce Sdn. Bhd), a company incorporated in Malaysia with its registered office at Plaza 138, Suite 18.03, 18th Floor, 138 Jalan Ampang, 50450 Kuala Lumpur, Malaysia, (Malaysia company registration number 200101019511 (555268-P)) (TDCX MY);

(3)

TDCX Holdings Pte. Ltd. (formerly Agorae Pte Ltd), a company incorporated in Singapore with its registered office at 750D Chai Chee Road, #06-01/06, ESR Biz Park@Chai Chee, Singapore 469004 (Singapore company registration number 199903205H) (TDCXH);

(4)

TDCX (PH) Inc. (formerly Teledirect Telecommerce (Philippines) Inc.), a company incorporated in the Philippines with its registered office at 21st Floor Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Ortigas Center, Pasig City, Philippines (Philippine company registration CS201415798) (TDCX PH); and

(5)

TDCX Japan K.K. (formerly KK Teledirect Japan), a company incorporated in Japan with its registered office at 3-7-1 Minatomirai, Nishi-ku, Yokohama-shi, Kanagawa, Japan (Japan company registration number 0104-01-128294) (TDCX JP).

Each TDCX entity above is a Service Provider. All the entities above together, the Parties.

Recitals:

A.

Airbnb and TDCX MY entered into a master services agreement effective as of 2 October 2017, as amended and acceded to by TDCXH by an accession and amendment letter agreement dated 4 May 2018 for the provision of contact center services from or relating to Malaysia and China (contact center services in China being procured from a China vendor), as amended from time to time.

B.

Airbnb and TDCX PH entered into a master services agreement effective as of 1 June 2017, as amended and acceded to by TDCXH and TDCX PH by an accession and amendment letter agreement dated 19 April 2019 for the provision of contact center services from or relating to the Philippines and Japan, as amended from time to time.

C.	Each of the master services agreement above is an Agreement.

Agreed terms:

1.	Airbnb and each of the relevant Service Providers agree that notwithstanding anything in the Agreements, as extended, each of the Agreements shall be extended to 30 June 2021.

2.	Except as extended by this Addendum, each of the Agreements remains unamended, in full force and effect.

3.

TDCX MY and TDCXH agree to procure that their China affiliates, associates or subcontractors, including 北京戎马天成信息技术有限公司 (Beijing Creation Information Technology Co., Ltd. Business Registration Number 91110108678232841T) and Agorae Information Consulting (Beijing) Co, Ltd, will document the extension of the duration of their relationship to 30 June 2021.

4.

Recitals are incorporated by reference, as if set out here. The rights and obligations of the Parties under this Addendum are governed by, and construed in accordance with, the laws of Ireland. The Parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980). Each of the Parties agree that the courts of Ireland are to have the exclusive jurisdiction to settle any dispute (including claims for set off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Addendum or otherwise in connection with this Addendum and for such purposes irrevocably submit to the jurisdiction of the Irish courts.

Agreed by the Parties by their authorised signatories

Airbnb Ireland Unlimited Company	TDCX (MY) Sdn. Bhd.
By: /s/ Killian Pattwell	By: /s/ Laurent Junique
Name: Killian Pattwell	Name: Laurent Junique
Title: Director	Title: Director

TDCX Japan K.K.	TDCX Holdings Pte. Ltd.
By: /s/ Laurent Junique	By: /s/ Laurent Junique
Name: Laurent Junique	Name: Laurent Junique
Title: Representative Director	Title: Director

TDCX (PH) Inc.
By: /s/ Laurent Junique
Name: Laurent Junique
Title: Director

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